SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Waddell & Reed Advisors New Concepts Fund, Inc.

Effective February, 2001, Kimberly A. Scott replaced Zachary H. Shafran as Vice President of the Fund.

The following information replaces the disclosure regarding management of the Fund in the section entitled "Directors and Officers."

     Kimberly A. Scott
          Vice President of the Fund and one other Fund in the Fund Complex and Vice President of WRIMCO; formerly an investment analyst with WRIMCO; formerly an equity analyst for Bartlett & Company.
     Date of birth:  January 27, 1960.

To be attached to the cover page of the Statement of Additional Information dated June 30, 2000, as supplemented, of Waddell & Reed Advisors New Concepts Fund, Inc.

This Supplement is dated February 15, 2001.